UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                       March 10, 2011 (January 31, 2011)
                       ---------------------------------

                                LEO MOTORS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                               95-3909667
--------------------------------------------------------------------------------
  (State or other jurisdiction of     (I. R. S. Employer Identification No.)
   incorporation or organization)

     291-1, Hasangok-dong, Hanam City, Gyeonggi-do, Republic of Korea  465-250
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     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  +82 31 796 8805
                                                    ---------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.  OTHER  MATTERS

On January 31, 2011, Shi Chul ("Robert") Kang, Chairman and CEO of Leo Motors, Inc. (the "Company") agreed to transfer 60,000 shares of Leo BnT Co. Ltd., a Korean Company, to the Company. The shares represent 25% of the outstanding stock of Leo BnT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEO MOTORS, INC.
(Registrant)

Dated: March 10, 2011                    By: \s\Jung Yong Lee
                                             ----------------
                                         Jung Yong Lee
                                         Chief Executive Officer

Dated: March 10, 2011                    By: \s\Shi Chul Kang
                                             ----------------
                                         Shi Chul Kang
                                         Former Chief Executive Officer